Financial instruments and risk management	12 Months Ended
Mar. 31, 2020
Disclosure of nature and extent of risks arising from financial instruments [abstract]
Financial instruments and risk management
Financial instruments and risk management
We issue or hold financial instruments mainly to finance our operations; to finance corporate transactions such as dividends, share buybacks and acquisitions; for the temporary investment of short-term funds; and to manage currency and interest rate risks. In addition, various financial instruments, for example trade receivables and payables arise directly from operations.
How do we manage financial risk?
Our activities expose us to a variety of financial risks: market risk (including interest rate risk and foreign exchange risk), credit risk and liquidity risk.
Treasury operation
We have a centralised treasury operation whose primary role is to manage liquidity and funding requirements as well as our exposure to associated market risks, and credit risk.
Treasury policy
Treasury policy is set by the Board. Group treasury activities are subject to a set of controls appropriate for the magnitude of borrowing, investments and group-wide exposures. The Board has delegated authority to operate these policies to a series of panels responsible for the management of key treasury risks and operations. Appointment to and removal from the key panels requires approval from two of the following: the chairman, the chief executive or the chief financial officer.
There has been no change in the nature of our risk profile between 31 March 2020 and the date of approval of these financial statements.
How do we manage interest rate risk?
Management policy
Interest rate risk arises primarily from our long-term borrowings. Interest cash flow risk arises from borrowings issued at variable rates, partially offset by cash held at variable rates. Fair value interest rate risk arises from borrowings issued at fixed rates.
Our policy, as set by the Board, is to ensure that at least 70% of ongoing net debt is at fixed rates. Short-term interest rate management is delegated to the treasury operation while long-term interest rate management decisions require further approval by the chief financial officer, group director tax, treasury, insurance and pensions or the treasury director who each have been delegated such authority from the Board.
Hedging strategy
In order to manage our interest rate profile, we have entered into cross-currency and interest rate swap agreements to vary the amounts and periods for which interest rates on borrowings are fixed. The duration of the swap agreements matches the duration of the debt instruments. The majority of the group’s long-term borrowings are subject to fixed sterling interest rates after applying the impact of these hedging instruments.
How do we manage foreign exchange risk?
Management policy
Foreign currency hedging activities protect the group from the risk that changes in exchange rates will adversely affect future net cash flows.
The Board’s policy for foreign exchange risk management defines the types of transactions typically covered, including significant operational, funding and currency interest exposures, and the period over which cover should extend for each type of transaction.
The Board has delegated short-term foreign exchange management to the treasury operation and long-term foreign exchange management decisions require further approval from the chief financial officer, group director tax, treasury, insurance and pensions or the treasury director.
Hedging strategy
A significant proportion of our external revenue and costs arise within the UK and are denominated in sterling. Our non-UK operations generally trade and are funded in their functional currency which limits their exposure to foreign exchange volatility.
We enter into forward currency contracts to hedge foreign currency capital purchases, purchase and sale commitments, interest expense and foreign currency investments. The commitments hedged are principally denominated in US dollar, euro and Asia Pacific region currencies. As a result, our exposure to foreign currency arises mainly on non-UK subsidiary investments and on residual currency trading flows. We use cross-currency swaps to swap foreign currency borrowings into sterling.
The table below reflects the currency and interest rate profile of our loans and borrowings after the impact of hedging.

	2020			2019			2018
At 31 March	Fixed rate interest £m	Floating rate interest £m	Total £m	Fixed rate interest £m	Floating rate interest £m	Total £m	Fixed rate interest £m	Floating rate interest £m	Total £m
Sterling	15,289	1,757	17,046	13,556	1,767	15,323	11,990	676	12,666
Euro	—	888	888	—	589	589	—	509	509
USD	—	94	94	—	—	—	—	—	—
Total	15,289	2,739	18,028	13,556	2,356	15,912	11,990	1,185	13,175
Ratio of fixed to floating	85%	15%	100%	85%	15%	100%	91%	9%	100%
Weighted average effective
fixed interest rate – sterling	3.9%			4.0%			4.4%

The floating rate loans and borrowings bear interest rates fixed in advance for periods ranging from one day to one year, primarily by reference to LIBOR quoted rates, RPI and CPI.
Sensitivity analysis
The income statement and shareholders’ equity are exposed to volatility arising from changes in interest rates and foreign exchange rates. To demonstrate this volatility, management has concluded that the following are reasonable benchmarks for performing sensitivity analysis:
–  For interest, a 1% increase in interest rates and parallel shift in yield curves across sterling, US dollar and euro currencies.
–  For foreign exchange, a 10% strengthening of sterling against other currencies.
The impact on equity, before tax and excluding any impact related to retirement benefit plans, of a 1% increase in interest rates and a 10% strengthening of sterling against other currencies is as detailed below:

	2020	2019	2018
At 31 March	£m Increase (reduce)	£m Increase (reduce)	£m Increase (reduce)
Sterling interest rates	989	672	628
US dollar interest rates	(610)	(350)	(267)
Euro interest rates	(451)	(399)	(401)
Sterling strengthening	(289)	(219)	(236)

A 1% decrease in interest rates and 10% weakening of sterling against other currencies would have broadly the same impact in the opposite direction.
The impact of a 1% change in interest rates on the group’s annual net finance expense and our exposure to foreign exchange volatility in the income statement, after hedging, (excluding translation exposures) would not have been material in 2019/20, 2018/19 and 2017/18.
Credit ratings
We continue to target a BBB+/Baa1 credit rating over the cycle, with a BBB floor. We regularly review the liquidity of the group and our funding strategy takes account of medium-term requirements. These include the pension deficit and shareholder distributions.
Our December 2030 bond contains covenants which require us to pay higher rates of interest since our credit ratings fell below A3 in the case of Moody’s or A– in the case of Standard & Poor’s (S&P). Additional interest of 0.25% per year accrues for each ratings category downgrade by each agency below those levels effective from the next coupon date following a downgrade. Based on the total notional value of debt outstanding of £2.2bn at 31 March 2020, our finance expense would increase/decrease by approximately £11m a year if the group’s credit rating were to be downgraded/upgraded, respectively, by one credit rating category by both agencies.
Our credit ratings were as detailed below:

	2020		2019		2018
At 31 March	Rating	Outlook	Rating	Outlook	Rating	Outlook
Rating agency
Moody’s	Baa2	Negative	Baa2	Stable	Baa2	Stable
Standard & Poor’s	BBB	Stable	BBB	Stable	BBB+	Negative

How do we manage liquidity risk?
Management policy
We maintain liquidity by entering into short and long-term financial instruments to support operational and other funding requirements, determined using short and long-term cash forecasts. These forecasts are supplemented by a financial headroom analysis which is used to assess funding adequacy for at least a 12-month period. On at least an annual basis the Board reviews and approves the long-term funding requirements of the group and on an ongoing basis considers any related matters. We manage refinancing risk by limiting the amount of borrowing that matures within any specified period and having appropriate strategies in place to manage refinancing needs as they arise. The maturity profile of our loans and borrowings at 31 March 2020 is disclosed in note 26. We have term debt maturities of £1.3bn in 2020/21.
Our treasury operation reviews and manages our short-term requirements within the parameters of the policies set by the Board. We hold cash, cash equivalents and current investments in order to manage short-term liquidity requirements. At 31 March 2020 we had undrawn committed borrowing facilities of £2.1bn (2018/19: £2.1bn, 2017/18: £2.1bn) maturing in March 2025.
In the UK, the group has arranged for funders to offer a supplier financing scheme to the group’s suppliers. This enables suppliers who sign up to the arrangements to sell their invoices to the funders and to be paid earlier than the invoice due date. The group assesses the arrangement against indicators to assess if debts which vendors have sold to the funder under the supplier financing scheme continue to meet the definition of trade payables or should be classified as borrowings. At 31 March 2020 the payables met the criteria of trade payables.
Maturity analysis
The following table provides an analysis of the remaining cash flows including interest payable for our non-derivative financial liabilities on an undiscounted basis, which therefore differs from both the carrying value and fair value.

Non-derivative financial liabilities	Loans and other borrowings[d] £m	Interest on loans and other borrowings[d] £m	Trade and other payables £m	Provisions £m	Lease liabilities[a] £m	Total £m
At 31 March 2020
Due within one year	2,602	566	4,932	5	799	8,904
Between one and two years	—	562	—	3	783	1,348
Between two and three years	1,482	562	—	3	762	2,809
Between three and four years	987	548	—	4	724	2,263
Between four and five years	1,482	520	—	2	664	2,668
After five years	12,536	3,740	—	0	3,752	20,028
	19,089	6,498	4,932	17	7,484	38,020
Interest payments not yet accrued	—	(6,258)	—	—	—	(6,258)
Fair value adjustment	5	—	—	—	—	5
Impact of discounting	—	—	—	(1)	(924)	(925)
Carrying value on the balance sheet[b,c]	19,094	240	4,932	16	6,560	30,842

Non-derivative financial liabilities	Loans and other borrowings[d] £m	Interest on loans and other borrowings[d] £m	Trade and other payables £m	Provisions £m	Total £m
At 31 March 2019
Due within one year	1,886	541	5,158	39	7,624
Between one and two years	1,309	505	—	33	1,847
Between two and three years	15	497	—	35	547
Between three and four years	1,463	496	—	14	1,973
Between four and five years	964	482	—	12	1,458
After five years	10,975	3,543	—	127	14,645
	16,612	6,064	5,158	260	28,094
Interest payments not yet accrued	—	(5,850)	—	—	(5,850)
Fair value adjustment	50	—	—	—	50
Impact of discounting	—	—	—	(29)	(29)
Carrying value on the balance sheet [b],[c]	16,662	214	5,158	231	22,265

Non-derivative financial liabilities	Loans and other borrowings[d] £m	Interest on loans and other borrowings[d] £m	Trade and other payables £m	Provisions £m	Total £m
At 31 March 2018
Due within one year	2,120	452	4,939	54	7,565
Between one and two years	1,192	404	—	34	1,630
Between two and three years	1,332	365	—	25	1,722
Between three and four years	18	357	—	43	418
Between four and five years	1,489	355	—	19	1,863
After five years	7,899	2,714	—	197	10,810
	14,050	4,647	4,939	372	24,008
Interest payments not yet accrued	—	(4,495)	—	—	(4,495)
Fair value adjustment	73	—	—	—	73
Impact of discounting	—	—	—	(72)	(72)
Carrying value on the balance sheet [b,c]	14,123	152	4,939	300	19,514

[a]	Lease liabilities were recognised following adoption of IFRS 16 on 1 April 2019, refer to note 1.

[b]
Foreign currency-related cash flows were translated at closing rates as at the relevant reporting date. Future variable interest rate cash flows were calculated using the most recent rate applied at the relevant balance sheet date.

[c]
The carrying amount of trade and other payables excludes £754m (2018/19: £1,479m, 2017/18: £1,326m) of non-current trade and other payables which relates to non-financial liabilities, and £862m (2018/19: £632m, 2017/18: £2,229m) of other taxation and social security and deferred income.

[d] The cash flows related to index-linked bonds have not been adjusted for inflation.

Trade and other payables are held at amortised cost. The carrying amount of these balances approximates to fair value due to the short maturity of amounts payable.
The following table provides an analysis of the contractually agreed cash flows in respect of the group’s derivative financial instruments. Cash flows are presented on a net or gross basis in accordance with the settlement arrangements of the instruments.

	Derivatives – Analysed by earliest payment date[a]				Derivatives – Analysis based on holding instrument to maturity
Derivative financial liabilities	Net settled	Gross settled outflows	Gross settled inflows	Total	Net settled	Gross settled outflows	Gross settled inflows	Total
At 31 March 2020	£m	£m	£m	£m	£m	£m	£m	£m
Due within one year	80	671	(608)	143	80	671	(608)	143
Between one and two years	109	88	(36)	161	74	88	(36)	126
Between two and three years	240	171	(131)	280	74	171	(131)	114
Between three and four years	227	524	(476)	275	74	524	(476)	122
Between four and five years	21	1,054	(1,003)	72	75	1,054	(1,003)	126
After five years	110	1,842	(1,759)	193	410	1,842	(1,759)	493
Total[b]	787	4,350	(4,013)	1,124	787	4,350	(4,013)	1,124

	Derivatives – Analysed by earliest payment date[a]				Derivatives – Analysis based on holding instrument to maturity
Derivative financial liabilities	Net settled	Gross settled outflows	Gross settled inflows	Total	Net settled	Gross settled outflows	Gross settled inflows	Total
At 31 March 2019	£m	£m	£m	£m	£m	£m	£m	£m
Due within one year	167	1,007	(950)	224	82	1,007	(950)	139
Between one and two years	128	541	(489)	180	77	541	(489)	129
Between two and three years	131	131	(96)	166	71	131	(96)	106
Between three and four years	163	633	(591)	205	71	633	(591)	113
Between four and five years	207	1,095	(1,042)	260	71	1,095	(1,042)	124
After five years	43	3,790	(3,660)	173	467	3,790	(3,660)	597
Total[b]	839	7,197	(6,828)	1,208	839	7,197	(6,828)	1,208

	Derivatives – Analysed by earliest payment date[a]				Derivatives – Analysis based on holding instrument to maturity
Derivative financial liabilities	Net settled	Gross settled outflows	Gross settled inflows	Total	Net settled	Gross settled outflows	Gross settled inflows	Total
At 31 March 2018	£m	£m	£m	£m	£m	£m	£m	£m
Due within one year	140	587	(547)	180	91	587	(547)	131
Between one and two years	135	183	(166)	152	91	183	(166)	108
Between two and three years	156	442	(446)	152	85	69	(47)	107
Between three and four years	143	52	(29)	166	80	68	(47)	101
Between four and five years	161	52	(29)	184	80	68	(47)	101
After five years	291	2,234	(2,149)	376	599	2,575	(2,512)	662
Total[b]	1,026	3,550	(3,366)	1,210	1,026	3,550	(3,366)	1,210

[a]	Certain derivative financial instruments contain break clauses whereby either the group or bank counterparty can terminate the swap on certain dates and the mark to market position is settled in cash.

[b]
Foreign currency-related cash flows were translated at closing rates as at the relevant reporting date. Future variable interest rate cash flows were calculated using the most recent rate applied at the relevant balance sheet date.

How do we manage credit risk?
Management policy
Our exposure to credit risk arises from financial assets transacted by the treasury operation (primarily derivatives, investments, cash and cash equivalents) and from trading-related receivables.
For treasury-related balances, the Board’s defined policy restricts exposure to any one counterparty by setting credit limits based on the credit quality as defined by Moody’s and Standard & Poor’s. The minimum credit ratings permitted with counterparties in respect of new transactions are A3/A– for long-term and P1/A1 for short-term investments. If counterparties in respect of existing transactions fall below the permitted criteria we will take action where appropriate.
The treasury operation continuously reviews the limits applied to counterparties and will adjust the limit according to the nature and credit standing of the counterparty, and in response to market conditions, up to the maximum allowable limit set by the Board.
Operational management policy
Our credit policy for trading-related financial assets is applied and managed by each of the customer-facing units to ensure compliance. The policy requires that the creditworthiness and financial strength of customers are assessed at inception and on an ongoing basis. Payment terms are set in accordance with industry standards. Where appropriate, we may minimise risks by requesting securities such as deposits, guarantees and letters of credit. We take proactive steps including constantly reviewing credit ratings of counterparties to minimise the impact of adverse market conditions on trading-related financial assets.
Exposures
The maximum credit risk exposure of the group’s financial assets at the balance sheet date is as follows:

		2020	2019	2018
At 31 March	Notes	£m	£m	£m
Derivative financial assets		2,489	1,592	1,509
Investments	24	5,112	3,268	3,075
Trade and other receivables[a]	17	1,432	1,766	2,518
Contract assets	5	1,721	1,602	—
Cash and cash equivalents	25	1,549	1,666	528
		12,303	9,894	7,630
[a] The carrying amount excludes £481m (2018/19: £445m, 2017/18: £317m) of non-current trade and other receivables which relate to non-financial assets, and £1,272m (2018/19: £1,456m, 2017/18: £1,496m) of prepayments, deferred contract costs and other receivables.
The credit quality and credit concentration of cash equivalents, current asset investments and derivative financial assets are detailed in the tables below. Where the opinion of Moody’s and Standard & Poor’s (S&P) differ, the lower rating is used.

	2020	2019	2018
Moody’s/S&P credit rating of counterparty	£m	£m	£m
Aa2/AA and above	4,210	2,522	2,575
Aa3/AA–	971	1,376	313
A1/A+[a]	1,363	1,145	651
A2/Aa	1,437	649	628
A3/A–[a]	0	50	180
Baa1/BBB+[a]	100	75	59
Baa2/BBB and below[a]	585	160	207
	8,666	5,977	4,613
[a] We hold cash collateral of £1,091m (2018/19: £638m, 2017/18: £492m) in respect of derivative financial assets with certain counterparties.
The concentration of credit risk for our trading balances is provided in note 17, which analyses outstanding balances by customer-facing unit. Where multiple transactions are undertaken with a single financial counterparty or group of related counterparties, we enter into netting arrangements to reduce our exposure to credit risk by making use of standard International Swaps and Derivatives Association (ISDA) documentation. We have also entered into credit support agreements with certain swap counterparties whereby, on a daily, weekly and monthly basis, the fair value position on notional £2,836m of long dated cross-currency swaps and interest rate swaps is collateralised. The related net cash inflow during the year was £460m (2018/19: inflow £129m, 2017/18: outflow £220m). The collateral paid and received is recognised within current asset investments and loans and other borrowings, respectively.
Offsetting of financial instruments
The table below shows our financial assets and liabilities that are subject to offset in the group’s balance sheet and the impact of enforceable master netting or similar agreements.

		Related amounts not set off in the balance sheet
Financial assets and liabilities	Amounts presented in the balance sheet £m	Right of set off with derivative counterparties £m	Cash collateral £m	Net amount £m
At 31 March 2020
Derivative financial assets	2,489	(948)	(1,091)	450
Derivative financial liabilities	(1,012)	948	83	19
Total	1,477	—	(1,008)	469

		Related amounts not set off in the balance sheet
Financial assets and liabilities	Amounts presented in the balance sheet £m	Right of set off with derivative counterparties £m	Cash collateral £m	Net amount £m
At 31 March 2019
Derivative financial assets	1,592	(802)	(638)	152
Derivative financial liabilities	(940)	802	90	(48)
Total	652	—	(548)	104

		Related amounts not set off in the balance sheet
Financial assets and liabilities	Amounts presented in the balance sheet £m	Right of set off with derivative counterparties £m	Cash collateral £m	Net amount £m
At 31 March 2018
Derivative financial assets	1,509	(754)	(492)	263
Derivative financial liabilities	(837)	754	60	(23)
Total	672	—	(432)	240

Derivatives and hedging
We use derivative financial instruments mainly to reduce exposure to foreign exchange and interest rate risks. Derivatives may qualify as hedges for accounting purposes if they meet the criteria for designation as fair value hedges or cash flow hedges in accordance with IFRS 9.

 Significant accounting policies that apply to derivatives and hedge accounting
All of our derivative financial instruments are held at fair value on the balance sheet.
Derivatives designated in a cash flow hedge
The group designates certain derivatives as cash flow hedges. Where derivatives qualify for hedge accounting, recognition of any resultant gain or loss depends on the nature of the hedge. To qualify for hedge accounting, hedge documentation must be prepared at inception, the hedge must be in line with BT’s risk management strategy and there must be an economic relationship based on the currency, amount and timing of the respective cash flows of the hedging instrument and hedged item. This is assessed at inception and in subsequent periods in which the hedge remains in operation. Hedge accounting is discontinued when it is no longer in line with BT’s risk management strategy or if it no longer qualifies for hedge accounting.
When a derivative financial instrument is designated as a hedge of the variability in cash flows of a recognised asset or liability, or a highly probable transaction, the effective part of any gain or loss on the derivative financial instrument is recognised directly in equity, in the cash flow reserve. For cash flow hedges of recognised assets or liabilities, the associated cumulative gain or loss is removed from equity and recognised in the same line of the income statement and in the same period or periods that the hedged transaction affects the income statement. Any ineffectiveness arising on a cash flow hedge is recognised immediately in the income statement. This includes any ineffectiveness as a result of changes in our hedged forecast cash flows as a result of Covid-19.
Other derivatives
Our policy is not to use derivatives for trading purposes. However, due to the complex nature of hedge accounting, some derivatives may not qualify for hedge accounting, or may be specifically not designated as a hedge because natural offset is more appropriate. These derivatives are classified as fair value through profit and loss and are recognised at fair value. Any direct transaction costs are recognised immediately in the income statement. Gains and losses on re-measurement are recognised in the income statement in the line that most appropriately reflects the nature of the item or transaction to which they relate.
Where the fair value of a derivative contract at initial recognition is not supported by observable market data and differs from the transaction price, a day one gain or loss will arise which is not recognised in the income statement. Such gains and losses are deferred and amortised to the income statement based on the remaining contractual term and as observable market data becomes available.
The fair values of outstanding swaps and foreign exchange contracts are estimated using discounted cash flow models and market rates of interest and foreign exchange at the balance sheet date.

At 31 March 2020	Current asset £m	Non-current asset £m	Current liability £m	Non-current liability £m
Designated in a cash flow hedge	250	1,954	36	740
Other	10	275	10	226
Total derivatives	260	2,229	46	966

At 31 March 2019	Current asset £m	Non-current asset £m	Current liability £m	Non-current liability £m
Designated in a cash flow hedge	102	1,228	40	689
Other	9	253	8	203
Total derivatives	111	1,481	48	892

At 31 March 2018	Current asset £m	Non-current asset £m	Current liability £m	Non-current liability £m
Designated in a cash flow hedge	187	1,061	41	587
Other	10	251	9	200
Total derivatives	197	1,312	50	787

All derivative financial instruments are categorised at Level 2 of the fair value hierarchy as defined in note 24.
Instruments designated in a cash flow hedge include interest rate swaps and cross-currency swaps hedging euro- and US dollar- denominated borrowings. Forward currency contracts are taken out to hedge step-up interest on currency denominated borrowings relating to the group’s 2030 US dollar bond. The hedged cash flows will affect the group’s income statement as interest and principal amounts are repaid over the remaining term of the borrowings (see note 26).
We hedge forecast foreign currency purchases, principally denominated in US dollar, euro and Asia Pacific currencies 12 months forward with certain specific transactions hedged further forward. The related cash flows are recognised in the income statement over this period.
We have considered the impact of Covid-19 on our cash flow hedges to determine if the hedged forecast cash flows remain ‘highly probable’. We do not believe that there is any ineffectiveness as a result of Covid-19. If there was a reduction in payments in future periods under our UEFA contract this may lead to some ineffectiveness being recognised in the Income Statement, however any future ineffectiveness is not envisaged to be material.
The amounts related to items designated as hedging instruments were as follows:

Hedged items	Notional principal £m	Asset £m	Liability £m	Balance in cash flow hedge related reserves (gain)/loss £m	Fair value (gain)/loss recognised in OCI £m	Amount recycled from cash flow hedge related reserves to P&L £m
At 31 March 2020
Sterling, euro and US dollar denominated borrowings[a]	13,464	2,142	(744)	(490)	(828)	386
US dollar step up interest on US denominated borrowings[b]	159	7	—	(45)	(11)	4
Foreign currency purchases, principally denominated in US dollar, euro and Asia Pacific currencies[c]	2,480	55	(11)	(57)	(36)	(8)
Fallago Rigg Energy Contract		—	(21)	21	21	—
Total cash flow hedges	16,103	2,204	(776)	(571)	(854)	382
Deferred tax		—	—	95
Derivatives not in a designated hedge relationship		285	(236)	—
Carrying value on the balance sheet		2,489	(1,012)	(476)

Hedged items	Notional principal £m	Asset £m	Liability £m	Balance in cash flow hedge related reserves (gain)/loss £m	Fair value (gain)/loss recognised in OCI £m	Amount recycled from cash flow hedge related reserves to P&L £m
At 31 March 2019
Sterling, euro and US dollar denominated borrowings[a,d]	11,431	1,311	(702)	(48)	(130)	(19)
US dollar step up interest on US denominated borrowings[b]	145	3	(1)	(38)	(13)	4
Foreign currency purchases, principally denominated in US dollar, euro and Asia Pacific currencies[c]	1,821	16	(26)	(13)	(33)	33
Total cash flow hedges	13,397	1,330	(729)	(99)	(176)	18
Deferred tax		—	—	15
Derivatives not in a designated hedge relationship		262	(211)	—
Carrying value on the balance sheet		1,592	(940)	(84)

Hedged items	Notional principal £m	Asset £m	Liability £m	Balance in cash flow hedge related reserves (gain)/loss £m	Fair value (gain)/loss recognised in OCI £m	Amount recycled from cash flow hedge related reserves to P&L £m
At 31 March 2018 [e]
Sterling, euro and US dollar denominated borrowings[a,d]	10,417	1,222	(608)	101	347	(333)
US dollar step up interest on US denominated borrowings[b]	143	—	(6)	(29)	13	3
Foreign currency purchases, principally denominated in US dollar, euro and Asia Pacific currencies[c]	1,989	26	(14)	(13)	8	53
Total cash flow hedges	12,549	1,248	(628)	59	368	(277)
Deferred tax		—	—	(22)
Derivatives not in a designated hedge relationship		261	(209)	—
Carrying value on the balance sheet		1,509	(837)	37

[a]
Sterling, euro and US dollar denominated borrowings are hedged using cross currency swaps and interest rate swaps. Amounts recycled to profit and loss are presented within other operating costs and finance expense.

[b]	US dollar step up interest on US denominated borrowings are hedged using forward currency contracts. Amounts recycled to profit and loss are presented within finance expense.

[c]
Foreign currency purchases, principally denominated in US dollar, euro and Asia Pacific currencies are hedged using forward currency contracts. Amounts recycled to profit and loss in respect of these items are presented within cost of sales and other operating costs.

[d] The notional principal for the 2017/18 and 2018/19 years has been re-presented to exclude £2,087m related to the notional principal of non-hedge accounted swaps previously included.

[e]	We have presented comparatives to this information, now required by IFRS 7 following the adoption of IFRS 9, for 31 March 2018.

All cash flow hedges were fully effective in the period.